UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 14, 2021

CYRUSONE INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2850 N. Harwood Street, Suite 2200
Dallas, TX 75201
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CONE	The NASDAQ Global Select Market
1.450% Senior Notes due 2027	CONE27	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On November 14, 2021, CyrusOne Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cavalry Parent L.P., a Delaware limited partnership (“Parent”), and Cavalry Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Company”).

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the board of directors of the Company (the “Board”), at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (i) shares of Company Common Stock held by Parent or Merger Sub, which will be canceled, and (ii) shares of Company Common Stock owned by any direct or indirect wholly owned subsidiary of the Company or Parent (other than Merger Sub), which will be, at the election of Parent, either converted into shares of common stock of the Surviving Company or canceled) will be converted into the right to receive an amount in cash equal to $90.50 (the “Merger Consideration”), without interest.

In addition, at the Effective Time, other than as described below, equity awards, consisting of stock options and restricted stock units with respect to Company Common Stock, restricted shares of Company Common Stock and LTIP Units of CyrusOne LP, a Maryland partnership (the “Company Operating Partnership”), will each vest (to the extent unvested) and be converted into the right to receive the Merger Consideration, less the exercise price in the case of stock options, plus the amount of any accrued dividend equivalents with respect to such equity awards, to the extent applicable.  In determining the vesting level for purposes of the foregoing, all performance criteria will be deemed achieved at the maximum levels.

Notwithstanding the foregoing, equity awards granted to employees after the date of the Merger Agreement will be converted into cash-based awards at the Effective Time, based on the Merger Consideration, and will remain outstanding and continue to vest in accordance with their terms.

Prior to the closing of the Merger (the “Closing”), the Company shall cause the Company Operating Partnership to redeem any and all outstanding partnership units of the Company Operating Partnership (other than any partnership units held by the Company and certain of its subsidiaries) in accordance with the limited partnership agreement of the Company Operating Partnership such that immediately prior to the Effective Time, the Company Operating Partnership will be a wholly owned subsidiary of the Company (other than any outstanding LTIP Units).

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants requiring the Company to use commercially reasonable efforts to conduct its business in all material respects in the ordinary course and refraining from taking certain types of actions, subject to certain exceptions, without Parent’s consent (not to be unreasonably withheld, conditioned or delayed). Pursuant to the terms of the Merger Agreement, the Company is permitted to pay regular quarterly dividends to its stockholders not to exceed a quarterly rate of $0.52 per share of Company Common Stock.

The consummation of the Merger is subject to certain closing conditions, including:  (i) the absence of legal restraints prohibiting the Merger, (ii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the receipt of certain required regulatory or foreign direct investment consents or approvals, (iv) the approval of the Merger by the Company’s stockholders, (v) the accuracy of the other party’s representations and warranties (subject to certain materiality qualifiers) and (vi) the other party’s compliance in all material respects with its pre-Closing covenants.  The Merger Agreement further provides that Parent and Merger Sub’s obligation to consummate the Merger is subject to receipt of an opinion that the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust.

The Company has agreed to cease any solicitations, discussions or  negotiations with any person with respect to any alternative acquisition proposal and not to initiate, solicit, knowingly encourage or knowingly facilitate any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, an alternative acquisition proposal, and, subject to certain exceptions, is not permitted to enter into discussions or negotiations concerning, or provide non-public information to a third party in connection with, any alternative acquisition proposals. However, the Company may, prior to obtaining the approval of the Merger by the Company’s stockholders, engage in discussions or negotiations and provide non-public information to a third party which has made an unsolicited bona fide acquisition proposal if the Board determines in good faith, after consultation with outside legal counsel and financial advisors, that such alternative acquisition proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal (as defined in the Merger Agreement).

Prior to the approval of the Merger by the Company’s stockholders, the Board may withhold, withdraw, qualify or modify its recommendation that the Company’s stockholders adopt the Merger Agreement or recommend or otherwise declare advisable any Superior Proposal, subject to complying with notice and other specified conditions, including giving Parent the opportunity to propose revisions to the terms of the transaction contemplated by the Merger Agreement during a match right period.

Either the Company or Parent may terminate the Merger Agreement in certain circumstances, including if (i) the Merger is not completed by May 14, 2022 (the “Outside Date”) (subject to a six month extension if certain closing conditions have not been satisfied), subject to certain limitations, (ii) a court or governmental authority of competent jurisdiction has issued an order, judgment, injunction, ruling, writ or decree (each, a “Restraint”) permanently enjoining or otherwise permanently prohibiting the Merger, and such Restraint shall have become final and nonappealable, (iii) the Company’s stockholders fail to adopt the Merger Agreement and (iv) the other party breaches its representations, warranties or covenants in the Merger Agreement which result in the failure of a closing condition, subject in certain cases, to the right of the breaching party to cure the breach. The Company and Parent may also terminate the Merger Agreement by mutual written consent.

The Company is entitled to terminate the Merger Agreement and receive a termination fee of $813,500,000 in certain circumstances, including if (i) if Parent breaches or fails to perform any of its representations or warranties, covenants or other agreements which would result in the failure of a condition set forth in Section 6.03(a) or Section 6.03(b) of the Merger Agreement to be satisfied and such breach cannot be cured before the Outside Date or, if capable of being cured, was not cured before the earlier of (1) the Outside Date or (2) 30 calendar days following notice delivered by the Company, or (ii) all required conditions of the Company’s obligations have been satisfied by the Outside Date and Parent fails to consummate the Merger.

If the Merger Agreement is terminated in certain other circumstances, including by the Company in order to enter into a definitive agreement providing for a Superior Proposal or by Parent because the Board withdraws its recommendation in favor of the Merger, the Company will be required to pay Parent a termination fee of $319,500,000.

The Merger is expected to close during the second quarter of 2022, subject to the satisfaction or waiver of the closing conditions as described above.  If the Merger is consummated, Parent shall use its reasonable best efforts to ensure that the Company Common Stock will be delisted from the NASDAQ Global Select Market and deregistered under the Securities Exchange Act of 1934.

The foregoing description of the Merger Agreement is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01  Other Events

On November 15, 2021, the Company and KKR jointly issued a press release announcing they had entered into the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the proposed merger, the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company intends to mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov or free of charge by directing a request to the Company’s Investor Relations Department at 972-350-0060 or investorrelations@cyrusone.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2021 annual meeting of stockholders on Schedule 14A filed with the SEC on April 8, 2021, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

The information included herein, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions.

In particular, statements pertaining to the Company’s capital resources, portfolio performance, financial condition and results of operations contain certain forward-looking statements. Likewise, all of the Company’s statements regarding anticipated growth in the Company’s funds from operations and anticipated market conditions, demographics and results of operations are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the Company’s proposed merger with Parent may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the proposed merger or that the approval of the Company’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed merger; (iii) the ability of Parent to obtain debt financing in connection with the proposed merger; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances which would require the Company to pay a termination fee or other expenses; (vii) the effect of the announcement or pendency of the merger on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that shareholder litigation in connection with the merger may result in significant costs of defense, indemnification and liability; (x) the potential widespread and highly uncertain impact of public health outbreaks, epidemics and pandemics, such as the COVID-19 pandemic; (xi) loss of key customers; (xii) indemnification and liability provisions as well as service level commitments in the Company’s contracts with customers imposing significant costs on the Company in the event of losses; (xiii) economic downturn, natural disaster or oversupply of data centers in the limited geographic areas that the Company serves; (xiv) risks related to the development of the Company’s properties including, without limitation, obtaining applicable permits, power and connectivity and the Company’s ability to successfully lease those properties; (xv) weakening in the fundamentals for data center real estate, including but not limited to, increased competition, falling market rents, decreases in or slowed growth of global data, e-commerce and demand for outsourcing of data storage and cloud-based applications; (xvi) loss of access to key third-party service providers and suppliers; (xvii) risks of loss of power or cooling which may interrupt the Company’s services to its customers; (xviii) inability to identify and complete acquisitions and operate acquired properties; (xix) the Company’s failure to obtain necessary outside financing on favorable terms, or at all; (xx) restrictions in the instruments governing the Company’s indebtedness; (xxi) risks related to environmental, social and governance matters; (xxii) unknown or contingent liabilities related to the Company’s acquisitions; (xxiii) significant competition in the Company’s industry; (xxiv) recent turnover, or the further loss of, any of the Company’s key personnel; (xxv) risks associated with real estate assets and the industry; (xxvi) failure to maintain the Company’s status as a real estate investment trust (“REIT”) or to comply with the highly technical and complex REIT provisions of the Internal Revenue Code of 1986, as amended (the “Code”); (xxvii) REIT distribution requirements could adversely affect the Company’s ability to execute its business plan; (xviii) insufficient cash available for distribution to stockholders; (xxix) future offerings of debt may adversely affect the market price of the Company’s common stock; (xxx) increases in market interest rates will increase the Company’s borrowing costs and may drive potential investors to seek higher dividend yields and reduce demand for the Company’s common stock; (xxxi) market price and volume of stock could be volatile; (xxxii) risks related to regulatory changes impacting the Company’s customers and demand for colocation space in particular geographies; (xxxiii) the Company’s international activities, including those conducted as a result of land acquisitions and with respect to leased land and buildings, are subject to special risks different from those faced by the Company in the United States; (xxxiv) the continuing uncertainty about the future relationship between the United Kingdom and the European Union following the United Kingdom’s withdrawal from the European Union; (xxxv) expanded and widened price increases in certain selective materials for data center development capital expenditures due to international trade negotiations; (xxxvi) a failure to comply with anti-corruption laws and regulations; (xxxvii) legislative or other actions relating to taxes; (xxxviii) any significant security breach or cyber-attack on the Company or its key partners or customers; (xxxix) the ongoing trade conflict between the United States and the People’s Republic of China; (xl) increased operating costs and capital expenditures at the Company’s facilities, including those resulting from higher utilization by the Company’s customers, general market conditions and inflation, exceeding revenue growth; and (xli) other factors affecting the real estate and technology industries generally.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see Part I, Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and the Company’s other filings with the SEC. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. We disclaim any obligation other than as required by law to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors or for new information, data or methods, future events or other changes.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated November 14, 2021, among CyrusOne Inc., Cavalry Parent L.P. and Cavalry Merger Sub LLC. *
99.1	Press Release dated November 15, 2021.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

* Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits have been omitted. The registrant hereby agrees to furnish a copy of any omitted exhibit to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: November 15, 2021	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary